UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 25, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176 Governor’s Square 23 Lime Tree Bay Avenue, Grand Cayman KY1-1102, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Postponement of the Extraordinary General Meeting to July 3, 2024

Target Global Acquisition I Corp. (the “Company”) is announcing via this Form 8-K the postponement of its extraordinary general meeting (the “EGM”), initially scheduled to occur on Monday, July 1, 2024 at 12:00 p.m., Eastern Time, to Wednesday, July 3, 2024, at 10:00 a.m., Eastern Time. The EGM will still be held in person at Orrick, Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, NY 10019. The EGM is being held to vote on the proposals described in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on June 17, 2024 (the “Definitive Proxy”). The deadline by which shareholders must exercise their redemption rights in connection with the EGM has been extended to Monday, July 1, 2024, at 5:00 p.m., Eastern Time, which is two business days prior to the EGM. As previously disclosed, in connection with the EGM, the Company and CIIG Management III LLC (the “Sponsor”) intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with one or more unaffiliated third-party shareholders of the Company in exchange for such shareholders agreeing to not redeem (or validly rescind any redemption requests on) a to-be-determined number of Class A ordinary shares, par value $0.0001 per share (the “Non-Redeemed Shares”) at the EGM. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Company anticipates agreeing to issue, or cause to be issued, to such shareholders, for every 100,000 Non-Redeemed Shares, 25,000 shares of Class A ordinary shares for the first six months of extension, and 2,500 additional Class A ordinary shares for each additional month of extension, up to five additional months (such shares, the “Promote Shares”) upon closing of the initial business combination, and the Sponsor anticipates agreeing to surrender and forfeit, for no consideration, a number of shares of Class A ordinary shares par value $0.0001 per share, of the Company equal to the number of Promote Shares upon closing of the initial business combination.

Waiver of Access to Dissolution Expenses

On June 25, 2024, the Board of Directors agreed to waive the Company’s right under Article 49 of the Company’s Amended and Restated Memorandum and Articles of Association to access up to $100,000 of interest from the Company’s trust account established in connection with Company’s initial public offering in the event Proposals 1 and 2 are approved at the Company’s upcoming EGM. CIIG Management III LLC, a Delaware limited liability company, will agree to pay up to $100,000 of dissolution expenses that might occur in the event a business combination transaction does not occur.

Signing of Non-Binding Letter of Intent

As disclosed in the Definitive Proxy, on May 31, 2024, the Company signed a non-binding letter of intent with respect to a business combination transaction (the “Proposed Transaction”) with a robotics-focused target company (the “Target”). The Proposed Transaction is intended to result in the Company’s successor listed company owning 100% of the Target. The Proposed Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations.

The Company and the Target, if approvals to proceed by the Boards of Directors of the Company and the Target are obtained, would announce any additional details regarding the Proposed Transaction if a definitive agreement for the business combination were to be executed. The parties are currently considering the specific terms of any business combination. Any transaction will be subject to, among other things, tax review, as well as other auditing, corporate, regulatory and stock exchange requirements.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the EGM, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Proxy Statement for the EGM filed with the SEC on June 17, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the EGM to consider and vote upon the Extension Proposal and other matters and, beginning on or about June 17, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the May 22, 2024 record date for the EGM. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the EGM because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, (345) 814-5772.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2024

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer